                           SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                                     1934
                               (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement           [_] CONFIDENTIAL, FOR USE OF THE
                                             COMMISSION ONLY (AS PERMITTED BY
                                             RULE 14A-6(E)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

              LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.
               (Name of Registrant as Specified In Its Charter)


   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies: N/A

  (2) Aggregate number of securities to which transaction applies: N/A

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

  (4) Proposed maximum aggregate value of transaction: N/A

  (5) Total fee paid: N/A

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
   Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount previously paid: N/A

  (2) Form, Schedule or Registration Statement No.: N/A

  (3) Filing Party: N/A

  (4) Date Filed: N/A

Notes:

              LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS:

  The Annual Meeting of Stockholders of LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC. (the "Fund") will be held at The Chicago Club, 81 East Van Buren Street, Second Floor, Rooms D, E and F, Chicago, Illinois 60605, on Friday, April 24, 1998 at 11:30 A.M. CDT, for the following purposes.

  1. To elect nine directors.

  2. To ratify or reject the selection of Coopers & Lybrand, L.L.P., as independent auditors for the fiscal year ending December 31, 1998.

  3. To transact such other business as may properly come before the meeting or any adjournments.

  Stockholders of record at the close of business on February 27, 1998 are entitled to vote at the meeting.

                                          By order of the Board of Directors,

                                          LOGO
                                          Cynthia A. Rose
                                          Secretary

March 24, 1998

                            YOUR VOTE IS IMPORTANT

  TO SECURE THE LARGEST POSSIBLE REPRESENTATION AND AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, PLEASE MARK PREFERENCES, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

              LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.
                             200 EAST BERRY STREET
                           FORT WAYNE, INDIANA 46802

                                PROXY STATEMENT

         FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD APRIL 24, 1998

  The Board of Directors of Lincoln National Convertible Securities Fund, Inc. (the "Fund") is soliciting proxies for use at the Annual Meeting of Stockholders to be held on April 24, 1998 at 11:30 A.M. CDT, at The Chicago Club, 81 East Van Buren Street, Second Floor, Rooms D, E and F, Chicago, Illinois 60605, or at any adjournment of that meeting. THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT TO A STOCKHOLDER UPON REQUEST MADE TO MR. DAVID HUMES, 200 EAST BERRY STREET, FORT WAYNE, INDIANA 46802, 1-800-237-2920.

  A proxy may be revoked at any time before it is voted by submission to the Fund of a later dated proxy, by notice in writing to the Fund, or by the stockholder's attendance and vote at the Annual Meeting, but if not so revoked the shares represented by such proxy will be voted according to the instruction on the proxy card. Pursuant to Maryland law, only votes cast "for" a matter constitute affirmative votes. Votes "withheld" or abstaining from voting are counted for quorum purposes, but since they are not cast "for" a particular matter, they will have the same effect as negative votes or votes against a particular matter. On the other hand, broker non-votes, if any, while counted for quorum purposes, are not deemed to be present for any matter for which a broker does not have authority to vote. Accordingly, broker non-votes will not have an effect on the outcome of the matters to be considered at the meeting.

  Stockholders of record at the close of business on February 27, 1998 will be entitled to vote at the meeting or any adjournment thereof. On that date, the Fund had 6,363,695 shares of common stock outstanding and entitled to vote. Each share will be entitled to one vote at the meeting.

  This proxy statement and accompanying proxy card are being mailed on or about March 24, 1998. The solicitation of proxies will be largely by mail but may include telephonic, telegraphic or personal contacts by officers of the Fund or regular employees of Lincoln Investment Management, Inc. (formerly named Lincoln National Investment Management Company), the Fund's investment advisor (the "Advisor"), and/or employees of the Fund's stock transfer agent, First Chicago Trust Company of New York. In addition, the Board of Directors of the Fund has authorized management to retain Corporate Investors Communications, Inc., a proxy solicitation firm, to assist in the solicitation of proxies for this meeting. This cost, including specified expenses, is not expected to exceed $7,000 and will be borne by the Fund. Any other expenses of solicitation will also be borne by the Fund, except for the services provided by the Advisor's employees which will be borne by the Advisor.

  The Fund's investment advisor is Lincoln Investment Management, Inc., 200 East Berry Street, Fort Wayne, Indiana 46802, and its sub-advisor is Lynch & Mayer, Inc., 520 Madison Avenue, 42nd Floor, New York, New York 10022.

                             ELECTION OF DIRECTORS

                               (PROPOSAL NO. 1)

  At the Annual Meeting, nine directors will be elected to hold office until their successors are elected and qualified. Except as otherwise directed on the proxy card, the persons named as proxies will vote for the election of the nominees for directors listed below. Under Maryland law, the nominees receiving a plurality of the votes cast at the meeting will be elected.

  Each of the nominees except Thomas L. Bindley is currently a director of the Fund. Each of the nominees has consented to be a nominee and to serve as a director if elected.

  In the event that any of the nominees should become unavailable for election as a director, the persons named in the accompanying form of proxy intend to vote for such substitute as the Board of Directors may select.

                                                              SHARES OF COMMON
                                                                   STOCK
            NAME, AGE, POSITION WITH THE FUND,               BENEFICIALLY OWNED
            BUSINESS EXPERIENCE DURING THE PAST               AT DECEMBER 31,
               FIVE YEARS AND DIRECTORSHIPS                       1997(A)*
            -----------------------------------              ------------------
THOMAS L. BINDLEY (54), Executive Vice President and Chief              0
 Financial Officer (since April 1992) of Whitman Corpora-
 tion, a Fortune 200 company which operates Pepsi-Cola Gen-
 eral Bottlers, Midas International and Hussmann Corpora-
 tion; Director of Junior Achievement of Chicago; Director
 of CYCLE; Chairman, Graduate Advisory Board of Georgetown
 University School of Business.
RICHARD M. BURRIDGE (68), Director (since 1986) of the              4,728
 Fund; Chairman (since September 1996), prior thereto Pres-
 ident (March 1986-September 1996) of The Burridge Group,
 Inc. (investment management); Director of Cincinnati Fi-
 nancial Corporation and Lincoln National Income Fund,
 Inc.; Chairman of the Board of Fort Dearborn Income Secu-
 rities, Inc.
ADELA CEPEDA (39), Director (since 1992) of the Fund; Pres-         1,192
 ident, A.C. Advisory, Inc. (May 1995-present); Managing
 Director and co-founder of Abacus Financial Group, Inc.
 (July 1991-May 1995); Director and Vice President of Har-
 vard Club of Chicago (since 1986); Commissioner of Chicago
 Public Building Commission (since March 1992); Director of
 Lincoln National Income Fund, Inc.
ROGER J. DESHAIES (48), Director (since 1992) of the Fund;          2,317
 Senior Vice President-Finance (1990-present) of Parkview
 Health System, Fort Wayne, Indiana; Director of Hospital
 Laundry Services, Inc. (since 1995); President and Chair-
 man of Hospital Laundry Services, Inc. (February 1993-Feb-
 ruary 1995); Director of Signature Care, Inc. (since
 1992); Director and Treasurer of Pine Valley Country Club
 (since 1993); Director of Lincoln National Income Fund,
 Inc.
CHARLES G. FREUND (74), Director (since 1986) of the Fund;         11,500
 Chairman Emeritus of the Board of Directors, Success Na-
 tional Bank at Lincolnshire (since 1991); Director of Lin-
 coln National Income Fund, Inc. and Mathers Fund, Inc.
THOMAS N. MATHERS (83), Director (since 1986) of the Fund;          1,000
 self-employed financial consultant; Vice President and Di-
 rector of OFC Meadowood Retirement Community (since 1989);
 Director of Lincoln National Income Fund, Inc.
H. THOMAS McMEEKIN** (44), President (since May 1994) and             963
 Director (since 1990) of the Fund; Executive Vice Presi-
 dent and Chief Investment Officer (since May 1994), prior
 thereto Senior Vice President (November 1992-May 1994) of
 Lincoln National Corporation; President and Director (June
 1995-November 1996) of Lincoln National Investment Compa-
 nies, Inc.; President (since May 1994), and Director
 (since May 1991) of Lincoln Investment Management, Inc.
 (formerly called Lincoln National Investment Management
 Company); President (since May 1994) and Director (since
 1990) of Lincoln National Income Fund, Inc.; President and
 Chief Executive Officer (since June 1994) and Director
 (since June 1992) of Lincoln National Mezzanine Corpora-
 tion; Director (since November 1994) of The Lincoln Na-
 tional Life Insurance Company; Director of Delaware Man-
 agement Holdings, Inc., Lincoln National Investment Compa-
 nies, Inc., Lynch & Mayer, Inc. (June 1995-November 1996)
 and Vantage Global Advisors, Inc.

                                                              SHARES OF COMMON
                                                                   STOCK
            NAME, AGE, POSITION WITH THE FUND,               BENEFICIALLY OWNED
            BUSINESS EXPERIENCE DURING THE PAST               AT DECEMBER 31,
               FIVE YEARS AND DIRECTORSHIPS                       1997(A)*
            -----------------------------------              ------------------
DANIEL R. TOLL (70), Director (since 1986) of the Fund;            1,000
 Corporate and Civic Director of Brown Group Inc. and Di-
 rector of A.P. Green Industries, Inc., Mallinckrodt Inc.,
 Lincoln National Income Fund, Inc., Kemper National Insur-
 ance Companies and NICOR, Inc.
ANN L. WARNER** (46), Vice President (since 1988) and Di-            200
 rector (since 1995) of the Fund; Vice President and Direc-
 tor of Risk Management (since November 1997); prior
 thereto Senior Vice President and Director of Portfolio
 Management (May 1994-November 1997); prior thereto Vice
 President and Portfolio Manager (March 1991-May 1994) of
 Lincoln Investment Management, Inc.; Director, Lincoln Na-
 tional Income Fund, Inc.

--------

(a) The shares beneficially owned by each of the directors do not exceed 1.0% of the outstanding shares of Common Stock of the Fund.

* Each director has sole voting and investment authority over the shares shown, except as otherwise indicated below. The shares listed for Mr. Deshaies include 1,530 shares held in trust.

** These directors are "interested persons" of the Fund (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")). Mr. McMeekin is an executive officer of Lincoln National Corporation, of which the Advisor is a wholly-owned subsidiary, and Ms. Warner is an executive officer of the Advisor. Both Mr. McMeekin and Ms. Warner acquired shares of common stock of Lincoln National Corporation in the ordinary course during 1997, but those transactions involved substantially less than 1.0% of the outstanding shares of the common stock of Lincoln National Corporation.

  As of December 31, 1997, the directors and officers of the Fund as a group (14 persons/1/) beneficially owned 24,688 shares, representing less than 1.0% of the shares of Common Stock outstanding.

  The members of the nominating, audit and joint transactions committees consist of all directors except those who may be deemed to be "interested persons" as indicated above. The nominating committee recommends nominees for directors and officers for consideration by the full Board. The nominating committee does not solicit suggestions for nominees for the Board of Directors, but suggestions accompanied by biographical data will be considered if sent to the Secretary of the Fund. The audit committee makes recommendations to the full Board with respect to the engagement of independent auditors and reviews with the independent auditors the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. Pursuant to an exemptive order granted by the Securities and Exchange Commission, the joint transactions committee is responsible for reviewing any investments in private placement securities by the Fund in which affiliates of the Fund's investment advisor are also investing. The Board of Directors met five times, the nominating committee met twice, the audit committee met twice and the joint transactions committee did not meet during the year ended December 31, 1997.

  During the year ended December 31, 1997, all of the directors attended 75% or more of the aggregate meetings of the Board of Directors and the board committees of which such directors were members and were eligible to attend.
--------
/1/Includes director Fred Young, who is not standing for re-election to the Board of Directors this year.

  The executive officers of the Fund, other than as shown above, are: David A. Berry (52), Vice President since 1993; Edward J. Petner (37), Vice President since 1987; Robert D. Schwartz (39), Vice President since 1993; and David G. Humes (41), Vice President since 1993, Treasurer since 1997 and Controller since 1993. Mr. Berry has been a Vice President of the Advisor since January 1987. Mr. Petner became an investment analyst with Lynch & Mayer, Inc. in 1983, Vice President in August 1987, Executive Vice President in January 1993 and President in February 1994. Mr. Schwartz has been a portfolio manager and Vice President of Lynch & Mayer since 1993. Prior thereto, he was a portfolio manager and Vice President of Salomon Brothers Asset Management (1989-1993). Mr. Humes has been Director of Regulated Investment Companies since August 1993. Prior thereto, he was Director of Strategic Planning and Auditing for the Annuities Division of The Lincoln National Life Insurance Company (1986-August 1993). The executive officers of the Fund are elected annually by the Board of Directors.

COMPENSATION OF DIRECTORS AND OFFICERS

  The Fund pays directors' fees to those directors who are not affiliated with the Advisor at the rate of $7,000 per year and a $500 fee for attendance at each Board meeting and reimburses directors for any reasonable travel expenses incurred to attend each meeting. The Fund pays no other remuneration to its directors and officers. In addition, the Fund provides no pension or retirement benefits to its directors or officers.

  The following table shows compensation for the independent directors for the year ended December 31, 1997:

                                                YEAR ENDED DECEMBER 31, 1997
                                             -----------------------------------
                                                              TOTAL COMPENSATION
                                                AGGREGATE     FROM FUND AND FUND
                                               COMPENSATION    COMPLEX PAID TO
      NAME                                   FROM THE FUND(1)    DIRECTORS(2)
      ----                                   ---------------- ------------------
      Richard M. Burridge...................      $9,000           $20,000
      Adela Cepeda..........................       9,500            21,250
      Roger J. Deshaies.....................       9,500            21,750
      Charles G. Freund.....................       9,000            20,250
      Thomas N. Mathers.....................       9,500            21,750
      Daniel R. Toll........................       9,500            21,250
      Fred J. Young(3)......................       9,500            21,750

--------
(1) Includes the director's fee of $7,000 per year and a $500 fee for attendance at each Board Meeting.
(2) Each of the independent directors is also a director of Lincoln National Income Fund, Inc. This information represents the aggregate directors fees paid to the individual by both Funds.
(3) Mr. Young is not standing for re-election this year.

                       SELECTION OF INDEPENDENT AUDITORS

                               (PROPOSAL NO. 2)

  The Board of Directors by the unanimous vote of the directors (including those directors who are not "interested persons") has selected Coopers & Lybrand, L.L.P. ("Coopers & Lybrand") as auditors for the Fund for the fiscal year ending December 31, 1998, and the stockholders are asked to ratify this selection. Coopers & Lybrand has served as independent auditors of the Fund since 1993.

  A representative of Coopers & Lybrand will attend the annual meeting, will be given an opportunity to make a statement, and will be available to answer appropriate questions.

  Required Approval. The affirmative vote of a majority of the shares present, in person or by proxy, at the meeting is required for ratification.

                  THE BOARD OF DIRECTORS RECOMMENDS THAT YOU
                        VOTE "FOR" THIS PROPOSAL NO. 2

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  The Fund's executive officers, directors and 10% stockholders and certain persons who are directors, officers or affiliated persons of the Advisor are required under the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Copies of these reports must also be furnished to the Fund. Based solely on a review of copies of such reports furnished to the Fund through the date hereof, or written representations that no reports were required, the Fund believes that during fiscal 1997 all filing requirements applicable to the above-mentioned persons were met.

                        DATE FOR STOCKHOLDER PROPOSALS

  Any stockholder proposals intended to be presented at the next annual meeting and be included in the proxy statement and proxy must be in proper form and must be received on or before November 24, 1998. All such proposals should be sent to the Secretary of the Fund, 200 East Berry Street, Fort Wayne, Indiana 46802. The inclusion of any such proposal is subject to the applicable requirements of the proxy rules under the Securities Exchange Act of 1934.

                                 OTHER MATTERS

  The Board of Directors does not know of any other matter or business that may be brought before the meeting. However, if any such matters or business properly comes before the meeting, it is intended that the persons named as proxies in the enclosed proxy card will vote in accordance with their best judgment.

                                          LOGO
                                          Cynthia A. Rose
                                          Secretary

Dated: March 24, 1998

            YOU ARE URGED TO SEND IN YOUR EXECUTED PROXY PROMPTLY.

P R O X Y
               LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.

             PROXY SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, hereby acknowledges receipt of the Proxy Statement and ap-points Ann L. Warner, H. Thomas McMeekin and Cynthia A. Rose and each of them as proxies with full power of substitution to act for the undersigned at the Fund's Annual Meeting to be held on Friday, April 24, 1998, and to vote all the Fund's stock which the undersigned is entitled to vote at said meeting and at any adjournment thereof as follows:

This proxy will be voted as specified herein. If no specification is made, it will be voted FOR all nominees for director, FOR Proposal 2, and in their dis-cretion, the Proxies may vote upon any other business that properly comes be-fore the meeting.

If your address differs from that appearing hereon, please advise First Chicago Trust Company of New York, P.O. Box 2500 Jersey City, New Jersey, 07303-2500 of your correct address.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED
                                   ENVELOPE.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXY COMMITTEE CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.
                                                                    -----------
                                                                    SEE REVERSE
                                                                        SIDE
                                                                    -----------
-------------------------------------------------------------------------------

Please mark votes as in this example. [X]                                 2533
                                                                          ----
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF DIRECTORS AND FOR PROPOSAL 2.


-------------------------------------------------------------------------------
            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.
-------------------------------------------------------------------------------

1. ELECTION OF DIRECTORS.
   FOR [_]   WITHHELD [_]

   For all nominees except as listed above

   ---------------------------------------

   Nominees: R. Burridge, A. Cepeda, R. Deshaies, C. Freund, T. Mathers, T. McMeekin, D. Toll, A. Warner and T. Bindley

2. RATIFICATION OF THE SELECTION OF AUDITORS.
   FOR [_]    AGAINST [_]   ABSTAIN [_]

   MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [_]

   MARK HERE IF YOU PLAN TO ATTEND THE MEETING   [_]

   IMPORTANT: Please sign ex-actly as your name or names appear hereon and when signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the signature is by a corporation, sign the full corporate name by a duly authorized officer.

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    SIGNATURE(S)         DATE